UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 12, 2018 (February 6, 2018)

QUANTENNA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37927	33-1127317
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1704 Automation Parkway
San Jose, California 95131
(Address of principal executive offices)
(669) 209-5500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.
On February 12, 2018, Quantenna Communications, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2017. In the press release, the Company also announced that it would be holding a conference call on February 12, 2018 to discuss its financial results for the fourth quarter and fiscal year ended December 31, 2017. The full text of the press release is attached hereto as Exhibit 99.1, and a copy of the supplemental financial commentary and supplemental earnings presentation is attached hereto as Exhibit 99.2 and 99.3, respectively. The press release, supplementary financial commentary and supplemental earnings presentation are incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignation
(b)     On February 6, 2018, Mr. Lip-Bu Tan announced that he plans to resign as a member of the Board of Directors of Quantenna Communications, Inc. at our upcoming 2018 Annual Meeting of Stockholders in mid-2018.  Mr. Tan is resigning to reduce the total number of public companies on which he serves as a director.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated February 12, 2018.
99.2	Supplemental Financial Commentary, dated February 12, 2018.
99.3	Supplemental Earnings Presentation, dated February 12, 2018.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated February 12, 2018.
99.2	Supplemental Financial Commentary, dated February 12, 2018.
99.3	Supplemental Earnings Presentation, dated February 12, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTENNA COMMUNICATIONS, INC.
Date:	February 12, 2018	By: /s/ Tom MacMitchell
Tom MacMitchell
General Counsel